Filed pursuant to Rule 433
Dated January 20, 2021

Relating to
Preliminary Pricing Supplement No. 500 dated January 20, 2021 to
Registration Statement No. 333-250103

Global Medium-Term Notes, Series I

Fixed/Floating Rate Senior Notes Due 2024
Fixed/Floating Rate Senior Notes Due 2032
Fixed/Floating Rate Senior Notes Due 2052

Fixed/Floating Rate Senior Notes Due 2024

Issuer:	Morgan Stanley
Principal Amount:	$3,000,000,000
Maturity Date:	January 25, 2024
Trade Date:	January 20, 2021
Original Issue Date (Settlement):	January 25, 2021 (T+3)
Interest Accrual Date:	January 25, 2021
Issue Price (Price to Public):	100.00%
Agents’ Commission:	0.25%
All-in Price:	99.75%
Net Proceeds to Issuer:	$2,992,500,000
Fixed Rate Period:	From and including the Original Issue Date to but excluding January 25, 2023
Floating Rate Period:	From and including January 25, 2023 to but excluding the Maturity Date
Interest Rate:	During the Fixed Rate Period, 0.529% per annum; during the Floating Rate Period, as described in the specific formula described in the below-referenced prospectus
Base Rate:
SOFR (compounded daily over a quarterly Interest Payment Period in accordance with the specific formula described in the below-referenced prospectus). As further described in the below-referenced prospectus, (i) in determining the Base Rate for a U.S. Government Securities Business Day, the Base Rate generally will be the rate in respect of such day that is provided on the following U.S. Government Securities Business Day and (ii) in determining the Base Rate for any other day, such as a Saturday, Sunday or holiday, the Base Rate generally will be the rate in respect of the immediately preceding U.S. Government Securities Business Day that is provided on the following U.S. Government Securities Business Day.

Spread (Plus or Minus):	Plus 0.455% (to be added to the accrued interest compounding factor for an Interest Payment Period)
Index Maturity:	Daily
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the below-referenced prospectus, during the Floating Rate Period, the amount of interest accrued and payable on the Fixed/Floating Rate Senior Notes Due 2024 for each Interest Payment Period will be equal to the outstanding principal amount of the Fixed/Floating Rate Senior Notes Due 2024 multiplied by the product of: (a) the sum of the accrued interest compounding factor described in the below-referenced prospectus plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Payment Periods:
During the Fixed Rate Period, semiannually; during the Floating Rate Period, quarterly.
With respect to an Interest Payment Date during the Floating Rate Period, the period from and including the second most recent Interest Payment Period End-Date (or from and including January 25, 2023 in the case of the first Interest Payment Period during the Floating Rate Period) to but excluding the immediately preceding Interest Payment Period End-Date; provided that (i) the Interest Payment Period with respect to the final Interest Payment Date (i.e., the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2024, the redemption date for such Fixed/Floating Rate Senior Notes Due 2024) will be the period from and including the second-to-last Interest Payment Period End-Date to but excluding the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2024, to but excluding the redemption date for such Fixed/Floating Rate Senior Notes Due 2024 (in each case, the final Interest Payment Period End-Date for such Fixed/Floating Rate Senior Notes Due 2024) and (ii) with respect to such final Interest Payment Period, the level of SOFR for each calendar day in the period from and including the Rate Cut-Off Date to but excluding the Maturity Date or redemption date, as applicable, shall be the level of SOFR in respect of such Rate Cut-Off Date
Interest Payment Period End-Dates:
With respect to the Floating Rate Period, the 25th of each January, April, July and October, commencing April 2023 and ending on the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2024, ending on the redemption date for such Fixed/Floating Rate Senior Notes Due 2024; provided that if any scheduled Interest Payment Period End-Date, other than the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2024, the redemption date for such Fixed/Floating Rate Senior Notes Due 2024, falls on a day that is not a business day, it will be postponed to the following business day, except that, if that business day would fall in the next calendar month, the Interest Payment Period End-Date will be the immediately preceding business day. If the scheduled final Interest Payment Period End-Date (i.e., the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2024, the redemption date for such Fixed/Floating Rate Senior Notes Due 2024) falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled final Interest Payment Period End-Date

Interest Payment Dates:
With respect to the Fixed Rate Period, each January 25 and July 25, commencing July 25, 2021 to and including January 25, 2023; with respect to the Floating Rate Period, the second business day following each Interest Payment Period End-Date; provided that the Interest Payment Date with respect to the final Interest Payment Period will be the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2024, the redemption date for such Fixed/Floating Rate Senior Notes Due 2024. If the scheduled Maturity Date or redemption date falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date

Rate Cut-Off Date:	The second U.S. Government Securities Business Day prior to the Maturity Date or redemption date, as applicable
Day Count Convention:	During the Fixed Rate Period, 30/360; during the Floating Rate Period, Actual/360
Optional Redemption:
Optional Make-Whole Redemption, on or after July 25, 2021 and prior to January 25, 2023, in whole at any time or in part from time to time, on at least 5 but not more than 30 days’ prior notice, as described in the below-referenced Prospectus under the heading “Description of Debt Securities—Redemption and Repurchase of Debt Securities—Optional Make-Whole Redemption of Debt Securities,” provided that (A) the make-whole redemption price shall be equal to the greater of: (i) 100% of the principal amount of such Fixed/Floating Rate Senior Notes Due 2024 to be redeemed and (ii) the sum of (a) the present value of the payment of principal on such Fixed/Floating Rate Senior Notes Due 2024 to be redeemed and (b) the present values of the scheduled payments of interest on such Fixed/Floating Rate Senior Notes Due 2024 to be redeemed that would have been payable from the date of redemption to January 25, 2023 (not including any portion of such payments of interest accrued to the date of redemption), each discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 10 basis points, as calculated by the premium calculation agent; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date and (B) “comparable treasury issue” means the U.S. Treasury security selected by the premium calculation agent as having a maturity comparable to the remaining term of the Fixed/Floating Rate Senior Notes Due 2024 to be redeemed as if the Fixed/Floating Rate Senior Notes Due 2024 matured on January 25, 2023 (“remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.
In addition, the Issuer may, at its option, redeem Fixed/Floating Rate Senior Notes Due 2024, (i) in whole but not in part, on January 25, 2023 or (ii) in whole at any time or in part from time to time, on or after December 25, 2023, on at least 5 but not more than 30 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2024 to but excluding the redemption date. For the avoidance of doubt, if Fixed/Floating Rate Senior Notes Due 2024 are redeemed in part, the determination of accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2024 (determined using a final Interest Payment Date, final Interest Payment Period End-Date and Rate Cut-Off Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Fixed/Floating Rate Senior Notes Due 2024 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Fixed/Floating Rate Senior Notes Due 2024 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.
Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	617446 8W2
ISIN:	US6174468W28
Issuer Ratings*:	A2 (Moody’s) / BBB+ (Standard & Poor’s) / A (Fitch) / A (R&I) / A (high) (DBRS) (Under Review for Upgrade / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Fixed/Floating Rate Senior Notes Due 2024.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg
Prohibition of Sales to EEA and United Kingdom Retail Investors:	Applicable

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Fixed/Floating Rate Senior Notes Due 2024 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.

Fixed/Floating Rate Senior Notes Due 2032

Issuer:	Morgan Stanley
Principal Amount:	$2,500,000,000
Maturity Date:	April 28, 2032
Trade Date:	January 20, 2021
Original Issue Date (Settlement):	January 25, 2021 (T+3)
Interest Accrual Date:	January 25, 2021
Issue Price (Price to Public):	100.00%
Agents’ Commission:	0.45%
All-in Price:	99.55%
Net Proceeds to Issuer:	$2,488,750,000
Fixed Rate Period:	From and including the Original Issue Date to but excluding April 28, 2031
Floating Rate Period:	From and including April 28, 2031 to but excluding the Maturity Date
Interest Rate:	During the Fixed Rate Period, 1.928% per annum; during the Floating Rate Period, as described in the specific formula described in the below-referenced prospectus
Base Rate:
SOFR (compounded daily over a quarterly Interest Payment Period in accordance with the specific formula described in the below-referenced prospectus). As further described in the below-referenced prospectus, (i) in determining the Base Rate for a U.S. Government Securities Business

Day, the Base Rate generally will be the rate in respect of such day that is provided on the following U.S. Government Securities Business Day and (ii) in determining the Base Rate for any other day, such as a Saturday, Sunday or holiday, the Base Rate generally will be the rate in respect of the immediately preceding U.S. Government Securities Business Day that is provided on the following U.S. Government Securities Business Day.
Spread (Plus or Minus):	Plus 1.020% (to be added to the accrued interest compounding factor for an Interest Payment Period)
Index Maturity:	Daily
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the below-referenced prospectus, during the Floating Rate Period, the amount of interest accrued and payable on the Fixed/Floating Rate Senior Notes Due 2032 for each Interest Payment Period will be equal to the outstanding principal amount of the Fixed/Floating Rate Senior Notes Due 2032 multiplied by the product of: (a) the sum of the accrued interest compounding factor described in the below-referenced prospectus plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Payment Periods:
During the Fixed Rate Period, semiannually; during the Floating Rate Period, quarterly.
With respect to an Interest Payment Date during the Floating Rate Period, the period from and including the second most recent Interest Payment Period End-Date (or from and including April 28, 2031 in the case of the first Interest Payment Period during the Floating Rate Period) to but excluding the immediately preceding Interest Payment Period End-Date; provided that (i) the Interest Payment Period with respect to the final Interest Payment Date (i.e., the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, the redemption date for such Fixed/Floating Rate Senior Notes Due 2032) will be the period from and including the second-to-last Interest Payment Period End-Date to but excluding the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, to but excluding the redemption date for such Fixed/Floating Rate Senior Notes Due 2032 (in each case, the final Interest Payment Period End-Date for such Fixed/Floating Rate Senior Notes Due 2032) and (ii) with respect to such final Interest Payment Period, the level of SOFR for each calendar day in the period from and including the Rate Cut-Off Date to but excluding the Maturity Date or redemption date, as applicable, shall be the level of SOFR in respect of such Rate Cut-Off Date

Interest Payment Period End-Dates:
With respect to the Floating Rate Period, the 28th of each January, April, July and October, commencing July 2031 and ending on the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, ending on the redemption date for such Fixed/Floating Rate Senior Notes Due 2032; provided that if any scheduled Interest Payment Period End-Date, other than the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, the redemption date for such Fixed/Floating Rate Senior Notes Due 2032, falls on a day that is not a business day, it will be postponed to the following business day, except that, if that business day would fall in the next calendar month, the Interest Payment Period End-Date will be the immediately preceding business day. If the scheduled final Interest Payment Period End-Date (i.e., the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, the redemption date for such Fixed/Floating Rate Senior Notes Due 2032) falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled final Interest Payment Period End-Date

Interest Payment Dates:
With respect to the Fixed Rate Period, each April 28 and October 28, commencing April 28, 2021 to and including April 28, 2031; with respect to the Floating Rate Period, the second business day following each Interest Payment Period End-Date; provided that the Interest Payment Date with respect to the final Interest Payment Period will be the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2032, the redemption date for such Fixed/Floating Rate Senior Notes Due 2032. If the scheduled Maturity Date or redemption date falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date

Rate Cut-Off Date:	The second U.S. Government Securities Business Day prior to the Maturity Date or redemption date, as applicable
Day Count Convention:	During the Fixed Rate Period, 30/360; during the Floating Rate Period, Actual/360
Optional Redemption:
Optional Make-Whole Redemption, on or after July 25, 2021 and prior to April 28, 2031, in whole at any time or in part from time to time, on at least 5 but not more than 30 days’ prior notice, as described in the below-referenced Prospectus under the heading “Description of Debt Securities—Redemption and Repurchase of Debt Securities—Optional Make-Whole Redemption of Debt Securities,” provided that (A) the make-whole redemption price shall be equal to the greater of: (i) 100% of the principal amount of such Fixed/Floating Rate Senior Notes Due 2032 to be redeemed and (ii) the sum of (a) the present value of the payment of principal on such Fixed/Floating Rate Senior Notes Due 2032 to be redeemed and (b) the present values of the scheduled payments of interest on such Fixed/Floating Rate Senior Notes Due 2032 to be redeemed that would have been payable from the date of redemption to April 28, 2031 (not including any portion of such payments of interest accrued to the date of redemption), each discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 15 basis points, as calculated by the premium calculation agent; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date and (B) “comparable treasury issue” means the U.S. Treasury security selected by the premium calculation agent as having a maturity comparable to the remaining term of the Fixed/Floating Rate Senior Notes Due 2032 to be redeemed as if the Fixed/Floating Rate Senior Notes Due 2032 matured on April 28, 2031 (“remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.
In addition, the Issuer may, at its option, redeem Fixed/Floating Rate Senior Notes Due 2032, (i) in whole but not in part, on April 28, 2031 or (ii) in whole at any time or in part from time to time, on or after January 28, 2032, on at least 5 but not more than 30 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2032 to but excluding the redemption date. For the avoidance of doubt, if Fixed/Floating Rate Senior Notes Due 2032 are redeemed in part, the determination of accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2032 (determined using a final Interest Payment Date, final Interest Payment Period End-Date and Rate Cut-Off Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Fixed/Floating Rate Senior Notes Due 2032 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Fixed/Floating Rate Senior Notes Due 2032 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.

Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	617446 8X0
ISIN:	US6174468X01
Issuer Ratings*:	A2 (Moody’s) / BBB+ (Standard & Poor’s) / A (Fitch) / A (R&I) / A (high) (DBRS) (Under Review for Upgrade / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Fixed/Floating Rate Senior Notes Due 2032.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg
Prohibition of Sales to EEA and United Kingdom Retail Investors:	Applicable

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Fixed/Floating Rate Senior Notes Due 2032 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.

Fixed/Floating Rate Senior Notes Due 2052

Issuer:	Morgan Stanley
Principal Amount:	$2,000,000,000
Maturity Date:	January 25, 2052
Trade Date:	January 20, 2021
Original Issue Date (Settlement):	January 25, 2021 (T+3)
Interest Accrual Date:	January 25, 2021
Issue Price (Price to Public):	100.000%
Agents’ Commission:	0.875%
All-in Price:	99.125%
Net Proceeds to Issuer:	$1,982,500,000
Fixed Rate Period:	From and including the Original Issue Date to but excluding January 25, 2051
Floating Rate Period:	From and including January 25, 2051 to but excluding the Maturity Date
Interest Rate:	During the Fixed Rate Period, 2.802% per annum; during the Floating Rate Period, as described in the specific formula described in the below-referenced prospectus
Base Rate:
SOFR (compounded daily over a quarterly Interest Payment Period in accordance with the specific formula described in the below-referenced prospectus). As further described in the below-referenced prospectus, (i) in determining the Base Rate for a U.S. Government Securities Business Day, the Base Rate generally will be the rate in respect of such day that is provided on the following U.S. Government Securities Business Day and (ii) in determining the Base Rate for any other day, such as a Saturday, Sunday or holiday, the Base Rate generally will be the rate in respect of the immediately preceding U.S. Government Securities Business Day that is provided on the following U.S. Government Securities Business Day.

Spread (Plus or Minus):	Plus 1.430% (to be added to the accrued interest compounding factor for an Interest Payment Period)
Index Maturity:	Daily
Index Currency:	U.S. Dollars
Interest Calculation:
As further described in the below-referenced prospectus, during the Floating Rate Period, the amount of interest accrued and payable on the Fixed/Floating Rate Senior Notes Due 2052 for each Interest Payment Period will be equal to the outstanding principal amount of the Fixed/Floating Rate Senior Notes Due 2052 multiplied by the product of: (a) the sum of the accrued interest compounding factor described in the below-referenced prospectus plus the Spread for the relevant Interest Payment Period, multiplied by (b) the quotient obtained by dividing the actual number of calendar days in such Interest Payment Period by 360.  Notwithstanding the foregoing, in no event will the interest rate payable for any Interest Payment Period be less than zero percent.

Interest Payment Periods:
During the Fixed Rate Period, semiannually; during the Floating Rate Period, quarterly.
With respect to an Interest Payment Date during the Floating Rate Period, the period from and including the second most recent Interest Payment Period End-Date (or from and including January 25, 2051 in the case of the first Interest Payment Period during the Floating Rate Period) to but excluding the immediately preceding Interest Payment Period End-Date; provided that (i) the Interest Payment Period with respect to the final Interest Payment Date (i.e., the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2052, the redemption date for such Fixed/Floating Rate Senior Notes Due 2052) will be the period from and including the second-to-last Interest Payment Period End-Date to but excluding the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2052, to but excluding the redemption date for such Fixed/Floating Rate Senior Notes Due 2052 (in each case, the final Interest Payment Period End-Date for such Fixed/Floating Rate Senior Notes Due 2052) and (ii) with respect to such final Interest Payment Period, the level of SOFR for each calendar day in the period from and including the Rate Cut-Off Date to but excluding the Maturity Date or redemption date, as applicable, shall be the level of SOFR in respect of such Rate Cut-Off Date

Interest Payment Period End-Dates:
With respect to the Floating Rate Period, the 25th of each January, April, July and October, commencing April 2051 and ending on the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2052, ending on the redemption date for such Fixed/Floating Rate Senior Notes Due 2052; provided that if any scheduled Interest Payment Period End-Date, other than the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2052, the redemption date for such Fixed/Floating Rate Senior Notes Due 2052, falls on a day that is not a business day, it will be postponed to the following business day, except that, if that business day would fall in the next calendar month, the Interest Payment Period End-Date will be the immediately preceding business day. If the scheduled final Interest Payment Period End-Date (i.e., the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2052, the redemption date for such Fixed/Floating Rate Senior Notes Due 2052) falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled final Interest Payment Period End-Date

Interest Payment Dates:
With respect to the Fixed Rate Period, each January 25 and July 25, commencing July 25, 2021 to and including January 25, 2051; with respect to the Floating Rate Period, the second business day following each Interest Payment Period End-Date; provided that the Interest Payment Date with respect to the final Interest Payment Period will be the Maturity Date or, if the Issuer elects to redeem Fixed/Floating Rate Senior Notes Due 2052, the redemption date for such Fixed/Floating Rate Senior Notes Due 2052. If the scheduled Maturity Date or redemption date falls on a day that is not a business day, the payment of principal and interest will be made on the next succeeding business day, but interest on that payment will not accrue during the period from and after the scheduled Maturity Date or redemption date

Rate Cut-Off Date:	The second U.S. Government Securities Business Day prior to the Maturity Date or redemption date, as applicable
Day Count Convention:	During the Fixed Rate Period, 30/360; during the Floating Rate Period, Actual/360
Optional Redemption:
Optional Make-Whole Redemption, on or after July 25, 2021 and prior to January 25, 2051, in whole at any time or in part from time to time, on at least 5 but not more than 30 days’ prior notice, as described in the below-referenced Prospectus under the heading “Description of Debt Securities—Redemption and Repurchase of Debt Securities—Optional Make-Whole Redemption of Debt Securities,” provided that (A) the make-whole redemption price shall be equal to the greater of: (i) 100% of the principal amount of such Fixed/Floating Rate Senior Notes Due 2052 to be redeemed and (ii) the sum of (a) the present value of the payment of principal on such Fixed/Floating Rate Senior Notes Due 2052 to be redeemed and (b) the present values of the scheduled payments of interest on such Fixed/Floating Rate Senior Notes Due 2052 to be redeemed that would have been payable from the date of redemption to January 25, 2051 (not including any portion of such payments of interest accrued to the date of redemption), each discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 15 basis points, as calculated by the premium calculation agent; plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the redemption date and (B) “comparable treasury issue” means the U.S. Treasury security selected by the premium calculation agent as having a maturity comparable to the remaining term of the Fixed/Floating Rate Senior Notes Due 2052 to be redeemed as if the Fixed/Floating Rate Senior Notes Due 2052 matured on January 25, 2051 (“remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term.
In addition, the Issuer may, at its option, redeem Fixed/Floating Rate Senior Notes Due 2052, (i) in whole but not in part, on January 25, 2051 or (ii) in whole at any time or in part from time to time, on or after July 25, 2051, on at least 5 but not more than 30 days’ prior notice, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2052 to but excluding the redemption date. For the avoidance of doubt, if Fixed/Floating Rate Senior Notes Due 2052 are redeemed in part, the determination of accrued and unpaid interest on such Fixed/Floating Rate Senior Notes Due 2052 (determined using a final Interest Payment Date, final Interest Payment Period End-Date and Rate Cut-Off Date relating to the redemption) shall have no effect on the determination of accrued and unpaid interest on Fixed/Floating Rate Senior Notes Due 2052 that are not so redeemed. See “Description of Debt Securities – Redemption and Repurchase of Debt Securities – Notice of Redemption” in the below-referenced Prospectus. If the Fixed/Floating Rate Senior Notes Due

2052 are redeemed prior to their stated maturity date, you may have to re-invest the proceeds in a lower interest rate environment.
Specified Currency:	U.S. Dollars (“$”)
Minimum Denominations:	$1,000 and integral multiples of $1,000 in excess thereof
Business Day:	New York
CUSIP:	617446 8Y8
ISIN:	US6174468Y83
Issuer Ratings*:	A2 (Moody’s) / BBB+ (Standard & Poor’s) / A (Fitch) / A (R&I) / A (high) (DBRS) (Under Review for Upgrade / Stable / Stable / Stable / Stable)
Agents:	Morgan Stanley & Co. LLC and such other agents as shall be named in the Pricing Supplement for the Fixed/Floating Rate Senior Notes Due 2052.
Global Settlement:	Through The Depository Trust Company, Euroclear or Clearstream, Luxembourg
Prohibition of Sales to EEA and United Kingdom Retail Investors:	Applicable

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The Fixed/Floating Rate Senior Notes Due 2052 are not deposits or savings accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, nor are they obligations of, or guaranteed by, a bank.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offerings to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and these offerings. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offerings will arrange to send you the prospectus if you request it by calling toll free 1-866-718-1649.

Preliminary Pricing Supplement No. 500 dated January 20, 2021
Prospectus Supplement dated November 16, 2020
Prospectus dated November 16, 2020

No EEA PRIIPs KID – No PRIIPs key information document (KID) has been prepared as the notes are not available to retail investors in the EEA.

No UK PRIIPs KID – No PRIIPs key information document (KID) has been prepared as the notes are not available to retail investors in the United Kingdom.